Exhibit (q)(1)

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael Gilligan, Martin Kremenstein and Alex Depetris with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ Hans Ephraimson
Hans Ephraimson

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

 On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

______________________
Notary Public

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Hans Ephraimson, Michael Gilligan, Martin Kremenstein and Alex Depetris with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ R. Charles Tschampion
R. Charles Tschampion

STATE OF                             )

                                                :        ss.:

COUNTY OF                        )

On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

______________________
Notary Public

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Hans Ephraimson, Michael Gilligan, Martin Kremenstein and Alex Depetris with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ Ernest J. Scalberg
Ernest J. Scalberg

STATE OF                             )

                                                :        ss.:

COUNTY OF                        )

On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

Notary Public

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Hans Ephraimson, Michael Gilligan, Martin Kremenstein and Alex Depetris with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ Michael G. Smith
Michael G. Smith

STATE OF	)
	:	ss.:
COUNTY OF	)

On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

Notary Public

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Hans Ephraimson, Martin Kremenstein and Alex Depetris with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as an officer and director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ Michael Gilligan
Michael Gilligan

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

___________________
Notary Public

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Hans Ephraimson, Michael Gilligan and Alex Depetris with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ Martin Kremenstein
Martin Kremenstein

STATE OF	)
	:	ss.:
COUNTY OF	)

On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

____________________
Notary Public

TDX INDEPENDENCE FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Hans Ephraimson, Michael Gilligan and Martin Kremenstein with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by TDX Independence Funds, Inc. (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys-in-fact and agents deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of July, 2010.

/s/ Alex Depetris
Alex Depetris

STATE OF	)
	:	ss.:
COUNTY OF	)

On this      day of July, 2010 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

________________________________
Notary Public